QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2004

IMCLONE SYSTEMS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of incorporation or organization)	0-19612 (Commission File Number)	04-2834797 (I.R.S. Employer Identification No.)
180 Varick Street, 6th Floor, New York, New York 10014 (Address, including zip code of Registrant's principal executive offices)

Registrant's telephone number, including area code: (212) 645-1405

Item 5.    Other Events

        On February 12, 2004, ImClone Systems Incorporated and Bristol-Myers Squibb Company announced that the U.S. Food and Drug Administration (FDA) has approved ERBITUX™ (Cetuximab) Injection for use in combination with irinotecan in the treatment of patients with EGFR-expressing, metastatic colorectal cancer who are refractory to irinotecan-based chemotherapy and for use as a single agent in the treatment of patients with EGFR-expressing, metastatic colorectal cancer who are intolerant to irinotecan-based chemotherapy.

        ImClone Systems and Bristol-Myers Squibb also announced that the FDA has approved Lonza Biologics' manufacturing facility. ERBITUX inventory previously produced at Lonza Biologics' facility will serve as supply for the initial demand for ERBITUX. ImClone Systems has withdrawn its manufacturing facility (BB36) from the Chemistry, Manufacturing and Controls (CMC) section of its Biologics License Application (BLA) and submitted on February 12, 2004 a CMC supplemental BLA for licensure of the facility. Based on Prescription Drug User Fee Act (PDUFA) guidelines, the FDA has four months from the submission date to take action on the CMC supplemental BLA filing.

        The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 7.    Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated February 12, 2004

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
By:	/s/ CLIFFORD R. SAFFRON Name: Clifford R. Saffron Title: Senior Vice President, Legal and General Counsel

Date: February 13, 2004

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 12, 2004

QuickLinks

  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX